Financial Supplement

First Quarter 2025

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	9

Segment Financial Highlights	10

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bps		%	$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,935	$1,986	$1,901	$1,963	$1,959	($51)		(3%)	($24)		(1%)
Noninterest expense	1,314	1,316	1,259	1,301	1,358	(2)		—	(44)		(3)
Pre-provision profit[1]	621	670	642	662	601	(49)		(7)	20		3
Provision (benefit) for credit losses	153	162	172	182	171	(9)		(6)	(18)		(11)
NET INCOME	373	401	382	392	334	(28)		(7)	39		12
Net income, Underlying[1]	373	412	392	408	395	(39)		(9)	(22)		(6)
Net income available to common stockholders	340	367	344	357	304	(27)		(7)	36		12
Net income available to common stockholders, Underlying[1]	340	378	354	373	365	(38)		(10)	(25)		(7)
PER COMMON SHARE DATA
Basic earnings	$0.78	$0.83	$0.77	$0.79	$0.66	($0.05)		(6%)	$0.12		18%
Diluted earnings	0.77	0.83	0.77	0.78	0.65	(0.06)		(7)	0.12		18
Basic earnings, Underlying[1]	0.78	0.86	0.79	0.82	0.79	(0.08)		(9)	(0.01)		(1)
Diluted earnings, Underlying[1]	0.77	0.85	0.79	0.82	0.79	(0.08)		(9)	(0.02)		(3)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—
Book value per common share	51.99	50.26	51.25	48.03	47.43	1.73		3	4.56		10
Tangible book value per common share[1]	33.97	32.34	33.54	30.61	30.19	1.63		5	3.78		13
Dividend payout ratio	54%	51%	55%	53%	64%	325	bps		(979)	bps
Dividend payout ratio, Underlying[1]	54	49	53	51	53	500	bps		100	bps
COMMON SHARES OUTSTANDING
Average: Basic	438,320,757	440,802,738	446,561,996	454,142,489	461,358,681	(2,481,981)		(1%)	(23,037,924)		(5%)
Diluted	442,200,180	444,836,786	449,913,467	456,561,022	463,797,964	(2,636,606)		(1)	(21,597,784)		(5)
Common shares at period-end	437,668,127	440,543,381	445,216,549	452,961,853	458,485,032	(2,875,254)		(1)	(20,816,905)		(5)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	2.89%	2.86%	2.76%	2.86%	2.90%	3 bps			(1) bps
Net interest margin, FTE[1,2]	2.90	2.87	2.77	2.87	2.91	3			(1)
Return on average common equity	6.21	6.64	6.12	6.70	5.63	(43)			58
Return on average common equity, Underlying[2]	6.21	6.84	6.29	7.00	6.77	(63)			(56)
Return on average tangible common equity[2]	9.64	10.36	9.45	10.61	8.86	(72)			78
Return on average tangible common equity, Underlying[2]	9.64	10.66	9.71	11.09	10.65	(102)			(101)
Return on average total assets	0.70	0.73	0.70	0.72	0.61	(3)			9
Return on average total assets, Underlying[2]	0.70	0.75	0.71	0.75	0.72	(5)			(2)
Return on average total tangible assets[2]	0.73	0.76	0.72	0.75	0.63	(3)			10
Return on average total tangible assets, Underlying[2]	0.73	0.78	0.74	0.78	0.75	(5)			(2)
Effective income tax rate	20.26	21.04	18.56	18.49	22.28	(78)			(202)
Effective income tax rate, Underlying[2]	20.26	21.17	18.75	20.33	22.84	(91)			(258)
Efficiency ratio	67.91	66.27	66.23	66.27	69.33	164			(142)
Efficiency ratio, Underlying[2]	67.91	65.36	65.61	64.59	65.05	255			286
Noninterest income as a % of total revenue	28.14	28.90	27.95	28.16	26.41	(76)			173
Noninterest income as a % of total revenue, Underlying[2]	28.14	28.54	28.05	28.00	26.32	(40)			182
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.6%	10.8%	10.6%	10.7%	10.6%
Tier 1 capital ratio	11.9	12.1	11.9	12.0	11.8
Total capital ratio	13.9	14.0	13.9	14.0	13.8
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.3
Common equity ratio	10.3	10.2	10.4	9.9	9.9
Tangible common equity ratio[2]	7.0	6.8	7.0	6.5	6.5
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	77.51%	79.65%	80.85%	80.43%	81.16%	(214)	bps		(365)	bps
Loan-to-deposit ratio (average balances)	80.89	80.88	81.59	82.38	82.24	1	bps		(135)	bps
Full-time equivalent colleagues (period-end)	17,315	17,287	17,329	17,510	17,354	28		—	(39)		—
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,829	$1,910	$1,976	$2,011	$2,051	($81)	(4%)	($222)	(11%)
Interest and fees on loans held for sale	16	21	19	17	20	(5)	(24)	(4)	(20)
Investment securities	418	419	423	417	399	(1)	—	19	5
Interest-bearing deposits in banks	89	112	121	130	140	(23)	(21)	(51)	(36)
Total interest income	2,352	2,462	2,539	2,575	2,610	(110)	(4)	(258)	(10)
INTEREST EXPENSE
Deposits	795	883	990	965	987	(88)	(10)	(192)	(19)
Short-term borrowed funds	8	1	3	4	7	7	NM	1	14
Long-term borrowed funds	158	166	177	196	174	(8)	(5)	(16)	(9)
Total interest expense	961	1,050	1,170	1,165	1,168	(89)	(8)	(207)	(18)
Net interest income	1,391	1,412	1,369	1,410	1,442	(21)	(1)	(51)	(4)
NONINTEREST INCOME
Service charges and fees	109	109	109	106	96	—	—	13	14
Capital markets fees	100	121	94	134	118	(21)	(17)	(18)	(15)
Card fees	83	97	93	92	86	(14)	(14)	(3)	(3)
Wealth fees	81	75	76	75	68	6	8	13	19
Mortgage banking fees	59	60	46	54	49	(1)	(2)	10	20
Foreign exchange and derivative products	39	35	36	39	36	4	11	3	8
Letter of credit and loan fees	44	45	45	43	42	(1)	(2)	2	5
Securities gains, net	7	4	9	—	5	3	75	2	40
Other income	22	28	24	10	17	(6)	(21)	5	29
Total noninterest income	544	574	532	553	517	(30)	(5)	27	5
TOTAL REVENUE	1,935	1,986	1,901	1,963	1,959	(51)	(3)	(24)	(1)
Provision (benefit) for credit losses	153	162	172	182	171	(9)	(6)	(18)	(11)
NONINTEREST EXPENSE
Salaries and employee benefits	696	674	647	645	691	22	3	5	1
Equipment and software	194	193	194	190	192	1	1	2	1
Outside services	155	170	146	165	158	(15)	(9)	(3)	(2)
Occupancy	112	112	108	113	114	—	—	(2)	(2)
Other operating expense	157	167	164	188	203	(10)	(6)	(46)	(23)
Total noninterest expense	1,314	1,316	1,259	1,301	1,358	(2)	—	(44)	(3)
Income before income tax expense	468	508	470	480	430	(40)	(8)	38	9
Income tax expense	95	107	88	88	96	(12)	(11)	(1)	(1)
Net income	$373	$401	$382	$392	$334	($28)	(7%)	$39	12%
Net income, Underlying[1]	$373	$412	$392	$408	$395	($39)	(9%)	($22)	(6%)
Net income available to common stockholders	$340	$367	$344	$357	$304	($27)	(7%)	$36	12%
Net income available to common stockholders, Underlying[1]	$340	$378	$354	$373	$365	($38)	(10%)	($25)	(7%)

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					MARCH 31, 2025 CHANGE
	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	December 31, 2024		March 31, 2024
						$	%	$	%
ASSETS
Cash and due from banks	$1,082	$1,409	$979	$1,191	$1,098	($327)	(23%)	($16)	(1%)
Interest-bearing cash and due from banks	10,459	9,192	9,936	10,580	10,501	1,267	14	(42)	—
Interest-bearing deposits in banks	685	635	648	559	392	50	8	293	75
Debt securities available for sale, at fair value	34,208	32,765	32,835	31,938	31,187	1,443	4	3,021	10
Debt securities held to maturity	8,469	8,599	8,738	8,895	9,054	(130)	(2)	(585)	(6)
Loans held for sale	2,820	858	663	683	555	1,962	229	2,265	NM
Loans and leases	137,635	139,203	141,632	141,842	143,188	(1,568)	(1)	(5,553)	(4)
Less: Allowance for loan and lease losses	(2,014)	(2,061)	(2,079)	(2,125)	(2,086)	47	(2)	72	(3)
Net loans and leases	135,621	137,142	139,553	139,717	141,102	(1,521)	(1)	(5,481)	(4)
Derivative assets	760	408	586	367	469	352	86	291	62
Premises and equipment	855	875	862	863	872	(20)	(2)	(17)	(2)
Bank-owned life insurance	3,386	3,364	3,346	3,325	3,311	22	1	75	2
Goodwill	8,187	8,187	8,187	8,187	8,188	—	—	(1)	—
Other intangible assets	137	146	137	139	148	(9)	(6)	(11)	(7)
Other assets	13,479	13,941	13,236	13,494	13,571	(462)	(3)	(92)	(1)
TOTAL ASSETS	$220,148	$217,521	$219,706	$219,938	$220,448	$2,627	1%	($300)	—%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$37,556	$36,920	$35,978	$36,927	$36,593	$636	2%	$963	3%
Interest-bearing	140,020	137,856	139,210	139,425	139,835	2,164	2	185	—
Total deposits	177,576	174,776	175,188	176,352	176,428	2,800	2	1,148	1
Short-term borrowed funds	47	—	15	2	9	47	100	38	NM
Derivative liabilities	883	1,220	1,012	1,547	1,705	(337)	(28)	(822)	(48)
Long-term borrowed funds:
FHLB advances	42	53	553	553	2,036	(11)	(21)	(1,994)	(98)
Senior debt	7,568	7,168	7,766	6,512	6,414	400	6	1,154	18
Subordinated debt and other debt	4,657	5,180	5,625	6,017	5,354	(523)	(10)	(697)	(13)
Total long-term borrowed funds	12,267	12,401	13,944	13,082	13,804	(134)	(1)	(1,537)	(11)
Other liabilities	4,509	4,870	4,615	5,086	4,741	(361)	(7)	(232)	(5)
TOTAL LIABILITIES	195,282	193,267	194,774	196,069	196,687	2,015	1	(1,405)	(1)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,113	2,113	2,112	2,112	2,014	—	—	99	5
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	6	6	6	—	—	1	17
Additional paid-in capital	22,370	22,364	22,327	22,299	22,272	6	—	98	—
Retained earnings	10,566	10,412	10,233	10,079	9,923	154	1	643	6
Treasury stock, at cost	(7,249)	(7,047)	(6,820)	(6,492)	(6,290)	(202)	(3)	(959)	(15)
Accumulated other comprehensive income (loss)	(2,941)	(3,595)	(2,926)	(4,135)	(4,164)	654	18	1,223	29
TOTAL STOCKHOLDERS' EQUITY	24,866	24,254	24,932	23,869	23,761	612	3	1,105	5
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,148	$217,521	$219,706	$219,938	$220,448	$2,627	1%	($300)	—%
Memo: Total tangible common equity[1]	$14,867	$14,246	$14,931	$13,866	$13,844	$621	4%	$1,023	7%
1 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2025 CHANGE
	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2024		March 31, 2024
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$43,781	$42,551	$43,825	$43,623	$43,951	$1,230	3%	($170)	—%
Commercial real estate	26,727	27,225	27,983	28,311	28,872	(498)	(2)	(2,145)	(7)
Total commercial	70,508	69,776	71,808	71,934	72,823	732	1	(2,315)	(3)
Residential mortgages	33,114	32,726	32,379	31,890	31,512	388	1	1,602	5
Home equity	16,853	16,495	15,992	15,534	15,113	358	2	1,740	12
Automobile	4,044	4,744	5,540	6,383	7,277	(700)	(15)	(3,233)	(44)
Education	8,779	10,812	11,118	11,265	11,646	(2,033)	(19)	(2,867)	(25)
Other retail	4,337	4,650	4,795	4,836	4,817	(313)	(7)	(480)	(10)
Total retail	67,127	69,427	69,824	69,908	70,365	(2,300)	(3)	(3,238)	(5)
Total loans and leases	$137,635	$139,203	$141,632	$141,842	$143,188	($1,568)	(1%)	($5,553)	(4%)
Loans held for sale	2,820	858	663	683	555	1,962	229	2,265	NM
Loans and leases and loans held for sale	$140,455	$140,061	$142,295	$142,525	$143,743	$394	—%	($3,288)	(2%)

DEPOSITS
Noninterest-bearing demand	$37,556	$36,920	$35,978	$36,927	$36,593	$636	2%	$963	3%
Money market	55,996	55,321	54,654	52,599	52,182	675	1	3,814	7
Checking with interest	34,456	33,246	33,680	34,421	34,487	1,210	4	(31)	—
Savings	25,765	25,976	26,489	27,240	27,912	(211)	(1)	(2,147)	(8)
Time	23,803	23,313	24,387	25,165	25,254	490	2	(1,451)	(6)
Total deposits	$177,576	$174,776	$175,188	$176,352	$176,428	$2,800	2%	$1,148	1%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									1Q25 Change
	1Q25			4Q24			1Q24			4Q24			1Q24
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,092	$89	4.42%	$9,459	$112	4.65%	$10,268	$140	5.39%	($1,367)	($23)	(23) bps	($2,176)	($51)	(97) bps
Taxable investment securities	46,068	418	3.63	44,822	419	3.73	43,904	399	3.63	1,246	(1)	(10)	2,164	19	—
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	46,069	418	3.63	44,823	419	3.73	43,905	399	3.63	1,246	(1)	(10)	2,164	19	—
Commercial and industrial	43,599	515	4.72	43,674	538	4.82	44,577	635	5.64	(75)	(23)	(10)	(978)	(120)	(92)
Commercial real estate	27,013	387	5.74	27,681	419	5.93	29,265	468	6.32	(668)	(32)	(19)	(2,252)	(81)	(58)
Total commercial	70,612	902	5.11	71,355	957	5.25	73,842	1,103	5.91	(743)	(55)	(14)	(3,230)	(201)	(80)
Residential mortgages	32,872	318	3.86	32,520	310	3.81	31,384	283	3.60	352	8	5	1,488	35	26
Home equity	16,647	293	7.13	16,246	311	7.61	15,080	298	7.94	401	(18)	(48)	1,567	(5)	(81)
Automobile	4,394	47	4.38	5,129	56	4.29	7,758	82	4.25	(735)	(9)	9	(3,364)	(35)	13
Education	10,690	148	5.61	10,949	150	5.48	11,816	156	5.31	(259)	(2)	13	(1,126)	(8)	30
Other retail	4,495	121	10.91	4,748	126	10.60	4,942	129	10.54	(253)	(5)	31	(447)	(8)	37
Total retail	69,098	927	5.41	69,592	953	5.46	70,980	948	5.36	(494)	(26)	(5)	(1,882)	(21)	5
Total loans and leases	139,710	1,829	5.26	140,947	1,910	5.35	144,822	2,051	5.64	(1,237)	(81)	(9)	(5,112)	(222)	(38)
Loans held for sale	1,187	16	5.34	1,384	21	6.04	1,073	20	7.27	(197)	(5)	(70)	114	(4)	(193)
Total interest-earning assets	195,058	2,352	4.84	196,613	2,462	4.96	200,068	2,610	5.20	(1,555)	(110)	(12)	(5,010)	(258)	(36)
Noninterest-earning assets	21,251			20,935			20,702			316			549
TOTAL ASSETS	$216,309			$217,548			$220,770			($1,239)			($4,461)
INTEREST-BEARING LIABILITIES
Checking with interest	$32,693	$110	1.36%	$32,720	$123	1.49%	$32,302	$109	1.35%	($27)	($13)	(13)	$391	$1	1
Money market	54,432	357	2.66	54,548	385	2.81	52,926	445	3.38	(116)	(28)	(15)	1,506	(88)	(72)
Savings	25,760	89	1.39	26,237	107	1.63	27,745	121	1.76	(477)	(18)	(24)	(1,985)	(32)	(37)
Time	23,277	239	4.17	24,053	268	4.42	26,447	312	4.74	(776)	(29)	(25)	(3,170)	(73)	(57)
Total interest-bearing deposits	136,162	795	2.37	137,558	883	2.55	139,420	987	2.85	(1,396)	(88)	(18)	(3,258)	(192)	(48)
Short-term borrowed funds	675	8	4.53	41	1	7.88	498	7	5.53	634	7	(335)	177	1	(100)
FHLB advances	595	7	4.57	172	2	4.55	2,272	32	5.60	423	5	2	(1,677)	(25)	(103)
Senior debt	7,133	86	4.85	7,316	90	4.92	6,113	70	4.56	(183)	(4)	(7)	1,020	16	29
Subordinated debt and other debt	4,929	65	5.30	5,401	74	5.49	5,279	72	5.45	(472)	(9)	(19)	(350)	(7)	(15)
Total long-term borrowed funds	12,657	158	5.01	12,889	166	5.16	13,664	174	5.08	(232)	(8)	(15)	(1,007)	(16)	(7)
Total borrowed funds	13,332	166	4.99	12,930	167	5.17	14,162	181	5.09	402	(1)	(18)	(830)	(15)	(10)
Total interest-bearing liabilities	149,494	961	2.60	150,488	1,050	2.78	153,582	1,168	3.05	(994)	(89)	(18)	(4,088)	(207)	(45)
Noninterest-bearing demand deposits	36,543			36,704			36,684			(161)			(141)
Other noninterest-bearing liabilities	5,971			6,235			6,791			(264)			(820)
TOTAL LIABILITIES	192,008			193,427			197,057			(1,419)			(5,049)
STOCKHOLDERS' EQUITY	24,301			24,121			23,713			180			588
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$216,309			$217,548			$220,770			($1,239)			($4,461)
INTEREST RATE SPREAD			2.24%			2.18%			2.15%			6			9
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,391	2.89%		$1,412	2.86%		$1,442	2.90%		($21)	3		($51)	(1)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,395	2.90%		$1,416	2.87%		$1,446	2.91%		($21)	3		($51)	(1)
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$172,705	$795	1.87%	$174,262	$883	2.02%	$176,104	$987	2.25%	($1,557)	($88)	(15) bps	($3,399)	($192)	(38) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS
1Q25 Change
1Q25	4Q24	3Q24	2Q24	1Q24	4Q24	1Q24
$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$15	$14	$15	$14	$15	$1	7%	$—	—%
Mortgage servicing revenue	32	33	33	35	33	(1)	(3)	(1)	(3)
MSR valuation changes, net of hedge impact	12	13	(2)	5	1	(1)	(8)	11	NM
Total mortgage banking fees	$59	$60	$46	$54	$49	($1)	(2%)	$10	20%

Pull-through adjusted locks	$2,112	$1,543	$1,996	$1,930	$1,404	$569	37%	$708	50%

Production revenue as a percentage of Pull-through adjusted locks	0.71%	0.90%	0.76%	0.74%	1.05%	(19)	bps	(34)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,444	$1,680	$1,749	$1,584	$1,045	($236)	(14%)	$399	38%
Third Party	1,474	1,341	1,504	1,323	892	133	10	582	65
Total	$2,918	$3,021	$3,253	$2,907	$1,937	($103)	(3%)	$981	51%

Originated for sale	$1,916	$1,948	$2,148	$1,872	$1,296	($32)	(2%)	$620	48%
Originated for investment	1,002	1,073	1,105	1,035	641	(71)	(7)	361	56
Total	$2,918	$3,021	$3,253	$2,907	$1,937	($103)	(3%)	$981	51%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$95,203	$95,600	$96,120	$96,439	$96,952	($397)	—%	($1,749)	(2%)
Owned loans serviced	33,737	33,064	32,655	32,118	31,659	673	2	2,078	7
Total	$128,940	$128,664	$128,775	$128,557	$128,611	$276	—%	$329	—%

MSR at fair value	$1,397	$1,491	$1,501	$1,568	$1,564	($94)	(6%)	($167)	(11%)

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bps		%	$/bps		%
Net interest income	$1,193	$1,196	$1,156	$1,120	$1,093	($3)		—%	$100		9%
Noninterest income	297	311	285	277	258	(14)		(5)	39		15
Total revenue	1,490	1,507	1,441	1,397	1,351	(17)		(1)	139		10
Noninterest expense	954	944	916	915	903	10		1	51		6
Profit (loss) before credit losses	536	563	525	482	448	(27)		(5)	88		20
Net charge-offs	86	82	84	84	81	4		5	5		6
Income (loss) before income tax expense (benefit)	450	481	441	398	367	(31)		(6)	83		23
Income tax expense (benefit)	114	123	114	102	95	(9)		(7)	19		20
Net income (loss)	$336	$358	$327	$296	$272	($22)		(6%)	$64		24%
AVERAGE BALANCES
Total assets	$77,534	$76,608	$75,392	$74,295	$73,833	$926		1%	$3,701		5%
Total loans and leases[1]	71,054	70,274	69,021	67,960	67,448	780		1	3,606		5
Deposits	125,728	124,552	121,899	120,478	120,019	1,176		1	5,709		5
Interest-earning assets	71,635	70,857	69,608	68,552	68,050	778		1	3,585		5
KEY METRICS
Net interest margin	6.76%	6.72%	6.60%	6.57%	6.46%	4	bps		30	bps
Efficiency ratio	64.06	62.60	63.53	65.49	66.87	146	bps		(281)	bps
Loan-to-deposit ratio (period-end balances)	54.97	55.85	56.34	55.73	55.25	(88)	bps		(28)	bps
Loan-to-deposit ratio (average balances)	56.04	55.88	56.05	55.97	55.80	16	bps		24	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bps		%	$/bps		%
Net interest income	$441	$464	$478	$494	$514	($23)		(5%)	($73)		(14%)
Noninterest income	215	232	207	242	227	(17)		(7)	(12)		(5)
Total revenue	656	696	685	736	741	(40)		(6)	(85)		(11)
Noninterest expense	327	313	300	311	317	14		4	10		3
Profit (loss) before credit losses	329	383	385	425	424	(54)		(14)	(95)		(22)
Net charge-offs	77	91	91	90	81	(14)		(15)	(4)		(5)
Income (loss) before income tax expense (benefit)	252	292	294	335	343	(40)		(14)	(91)		(27)
Income tax expense (benefit)	56	68	63	76	84	(12)		(18)	(28)		(33)
Net income (loss)	$196	$224	$231	$259	$259	($28)		(13%)	($63)		(24%)
AVERAGE BALANCES
Total assets	$65,366	$66,787	$68,092	$68,958	$70,100	($1,421)		(2%)	($4,734)		(7%)
Total loans and leases[1]	62,437	63,789	64,974	65,997	67,187	(1,352)		(2)	(4,750)		(7)
Deposits	42,178	43,597	44,190	44,203	45,912	(1,419)		(3)	(3,734)		(8)
Interest-earning assets	63,018	64,419	65,550	66,447	67,536	(1,401)		(2)	(4,518)		(7)
KEY METRICS
Net interest margin	2.83%	2.86%	2.90%	2.99%	3.07%	(3)	bps		(24)	bps
Efficiency ratio	49.77	44.78	43.84	42.28	42.80	499	bps		697	bps
Loan-to-deposit ratio (period-end balances)	142.21	139.43	140.42	141.41	143.98	278	bps		(177)	bps
Loan-to-deposit ratio (average balances)	146.86	144.70	145.93	148.15	145.05	216	bps		181	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS
NON-CORE						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bps		%	$/bps		%
Net interest income	($15)	($21)	($28)	($31)	($37)	$6		29%	$22		59%
Noninterest income	—	—	—	—	—	—		—	—		—
Total revenue	(15)	(21)	(28)	(31)	(37)	6		29	22		59
Noninterest expense	16	24	23	26	25	(8)		(33)	(9)		(36)
Profit (loss) before credit losses	(31)	(45)	(51)	(57)	(62)	14		31	31		50
Net charge offs	37	15	17	10	19	22		147	18		95
Income (loss) before income tax expense (benefit)	(68)	(60)	(68)	(67)	(81)	(8)		(13)	13		16
Income tax expense (benefit)	(17)	(15)	(17)	(17)	(21)	(2)		(13)	4		19
Net income (loss)	($51)	($45)	($51)	($50)	($60)	($6)		(13%)	$9		15%
AVERAGE BALANCES
Total assets	$6,536	$7,428	$8,389	$9,418	$10,554	($892)		(12%)	($4,018)		(38%)
Total loans and leases[1]	6,510	7,394	8,352	9,376	10,507	(884)		(12)	(3,997)		(38)
Interest-earning assets	6,510	7,394	8,352	9,376	10,507	(884)		(12)	(3,997)		(38)
KEY METRICS
Net interest margin	(0.90)%	(1.12)%	(1.30)%	(1.36)%	(1.41)%	22	bps		51	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
Net interest income	($228)	($227)	($237)	($173)	($128)	($1)	—%	($100)	(78%)
Noninterest income	32	31	40	34	32	1	3	—	—
Total revenue	(196)	(196)	(197)	(139)	(96)	—	—	(100)	(104)
Noninterest expense	17	35	20	49	113	(18)	(51)	(96)	(85)
Profit (loss) before provision (benefit) for credit losses	(213)	(231)	(217)	(188)	(209)	18	8	(4)	(2)
Provision (benefit) for credit losses	(47)	(26)	(20)	(2)	(10)	(21)	(81)	(37)	NM
Income (loss) before income tax expense (benefit)	(166)	(205)	(197)	(186)	(199)	39	19	33	17
Income tax expense (benefit)	(58)	(69)	(72)	(73)	(62)	11	16	4	6
Net income (loss)	($108)	($136)	($125)	($113)	($137)	$28	21%	$29	21%
AVERAGE BALANCES
Total assets	$66,873	$66,725	$66,705	$66,551	$66,283	$148	—%	$590	1%
Total loans and leases[2]	896	874	837	789	754	22	3	142	19
Deposits	4,799	6,113	7,962	8,989	10,173	(1,314)	(21)	(5,374)	(53)
Interest-earning assets	53,896	53,944	53,654	54,089	53,976	(48)	—	(80)	—
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					MARCH 31, 2025 CHANGE
	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2024			March 31, 2024
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$283	$241	$219	$261	$294	$42		17%	($11)		(4%)
Commercial real estate	700	776	852	678	597	(76)		(10)	103		17
Total commercial	983	1,017	1,071	939	891	(34)		(3)	92		10
Residential mortgages[1]	198	192	169	153	174	6		3	24		14
Home equity	282	283	281	279	288	(1)		—	(6)		(2)
Automobile	39	48	46	44	47	(9)		(19)	(8)		(17)
Education	20	56	59	52	29	(36)		(64)	(9)		(31)
Other retail	60	68	61	60	40	(8)		(12)	20		50
Total retail	599	647	616	588	578	(48)		(7)	21		4
Total nonaccrual loans and leases	1,582	1,664	1,687	1,527	1,469	(82)		(5)	113		8
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.46%	1.48%	1.47%	1.50%	1.46%	(2)	bps		—	bps
Allowance for credit losses to loans and leases	1.61	1.62	1.61	1.63	1.61	(1)	bps		—	bps
Allowance for loan and lease losses to nonaccrual loans and leases	127	124	123	139	142	3%			(15%)
Allowance for credit losses to nonaccrual loans and leases	140	136	136	151	157	4%			(17%)
Nonaccrual loans and leases to loans and leases	1.15	1.20	1.19	1.08	1.02	(5)	bps		13	bps
1 Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					MARCH 31, 2025 CHANGE
	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2024		March 31, 2024
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$9	$8	$5	$7	$23	$1	13%	($14)	(61%)
Commercial real estate	4	6	15	36	39	(2)	(33)	(35)	(90)
Total commercial	13	14	20	43	62	(1)	(7)	(49)	(79)
Residential mortgages[1]	138	179	146	182	209	(41)	(23)	(71)	(34)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	3	2	2	2	2	1	50	1	50
Other retail	1	1	1	1	27	—	—	(26)	(96)
Total retail	142	182	149	185	238	(40)	(22)	(96)	(40)
Total loans and leases	$155	$196	$169	$228	$300	($41)	(21%)	($145)	(48%)

1 90+ days past due and accruing includes $137 million, $172 million, $145 million, $168 million, and $202 million of loans fully or partially guaranteed by the FHA, VA, and USDA for March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$34	$22	$57	$14	$14	$12	55%	$20	143%
Commercial real estate	51	89	49	86	88	(38)	(43)	(37)	(42)
Total commercial	85	111	106	100	102	(26)	(23)	(17)	(17)
Residential mortgages	1	—	1	1	2	1	100	(1)	(50)
Home equity	5	6	4	4	4	(1)	(17)	1	25
Automobile	20	22	25	19	28	(2)	(9)	(8)	(29)
Education	56	33	30	31	32	23	70	24	75
Other retail	67	66	65	68	63	1	2	4	6
Total retail	149	127	125	123	129	22	17	20	16
Total gross charge-offs	$234	$238	$231	$223	$231	($4)	(2%)	$3	1%
GROSS RECOVERIES
Commercial and industrial	$4	$7	$3	$4	$17	($3)	(43%)	($13)	(76%)
Commercial real estate	—	7	5	—	—	(7)	(100)	—	—
Total commercial	4	14	8	4	17	(10)	(71)	(13)	(76)
Residential mortgages	1	1	1	1	1	—	—	—	—
Home equity	5	7	5	7	6	(2)	(29)	(1)	(17)
Automobile	12	12	12	15	14	—	—	(2)	(14)
Education	5	5	6	5	5	—	—	—	—
Other retail	7	10	7	7	7	(3)	(30)	—	—
Total retail	30	35	31	35	33	(5)	(14)	(3)	(9)
Total gross recoveries	$34	$49	$39	$39	$50	($15)	(31%)	($16)	(32%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$30	$15	$54	$10	($3)	$15	100%	$33	NM
Commercial real estate	51	82	44	86	88	(31)	(38)	(37)	(42)
Total commercial	81	97	98	96	85	(16)	(16)	(4)	(5)
Residential mortgages	—	(1)	—	—	1	1	100	(1)	(100)
Home equity	—	(1)	(1)	(3)	(2)	1	100	2	100
Automobile	8	10	13	4	14	(2)	(20)	(6)	(43)
Education	51	28	24	26	27	23	82	24	89
Other retail	60	56	58	61	56	4	7	4	7
Total retail	119	92	94	88	96	27	29	23	24
Total net charge-offs	$200	$189	$192	$184	$181	$11	6%	$19	10%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.28%	0.14%	0.49%	0.09%	(0.03%)	14	bps		31	bps
Commercial real estate	0.77	1.17	0.62	1.20	1.22	(40)			(45)
Total commercial	0.47	0.54	0.54	0.53	0.47	(7)			—
Residential mortgages	0.01	—	—	—	0.01	1			—
Home equity	(0.01)	(0.01)	(0.03)	(0.07)	(0.06)	—			5
Automobile	0.73	0.83	0.81	0.27	0.73	(10)			—
Education	1.92	1.01	0.85	0.93	0.92	91			100
Other retail	5.46	4.54	4.93	4.98	4.56	92			90
Total retail	0.70	0.53	0.54	0.51	0.54	17			16
Total loans and leases	0.58%	0.53%	0.54%	0.52%	0.50%	5	bps		8	bps
Memo: Average loans
Commercial and industrial	$43,599	$43,674	$44,071	$44,381	$44,577	($75)		—%	($978)		(2%)
Commercial real estate	27,013	27,681	28,209	28,574	29,265	(668)		(2)	(2,252)		(8)
Total commercial	70,612	71,355	72,280	72,955	73,842	(743)		(1)	(3,230)		(4)
Residential mortgages	32,872	32,520	32,117	31,633	31,384	352		1	1,488		5
Home equity	16,647	16,246	15,733	15,343	15,080	401		2	1,567		10
Automobile	4,394	5,129	5,942	6,807	7,758	(735)		(14)	(3,364)		(43)
Education	10,690	10,949	11,155	11,447	11,816	(259)		(2)	(1,126)		(10)
Other retail	4,495	4,748	4,776	4,882	4,942	(253)		(5)	(447)		(9)
Total retail	69,098	69,592	69,723	70,112	70,980	(494)		(1)	(1,882)		(3)
Total loans and leases	$139,710	$140,947	$142,003	$143,067	$144,822	($1,237)		(1%)	($5,112)		(4%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS
						1Q25 Change
	1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,061	$2,079	$2,125	$2,086	$2,098	($18)	(1%)	($37)	(2%)
Charge-offs:
Commercial	85	111	106	100	102	(26)	(23)	(17)	(17)
Retail	149	127	125	123	129	22	17	20	16
Total charge-offs	234	238	231	223	231	(4)	(2)	3	1
Recoveries:
Commercial	4	14	8	4	17	(10)	(71)	(13)	(76)
Retail	30	35	31	35	33	(5)	(14)	(3)	(9)
Total recoveries	34	49	39	39	50	(15)	(31)	(16)	(32)
Net charge-offs	200	189	192	184	181	11	6	19	10
Provision (benefit) for loan and lease losses:
Commercial	89	50	3	144	69	39	78	20	29
Retail	64	121	143	79	100	(57)	(47)	(36)	(36)
Total provision (benefit) for loan and lease losses	153	171	146	223	169	(18)	(11)	(16)	(9)
Allowance for loan and lease losses - ending	$2,014	$2,061	$2,079	$2,125	$2,086	($47)	(2%)	($72)	(3%)

Allowance for unfunded lending commitments - beginning	$198	$207	$181	$222	$220	($9)	(4%)	($22)	(10%)
Provision (benefit) for unfunded lending commitments	—	(9)	26	(41)	2	9	100%	(2)	(100)
Allowance for unfunded lending commitments - ending	$198	$198	$207	$181	$222	$—	—%	($24)	(11%)
Total allowance for credit losses - ending	$2,212	$2,259	$2,286	$2,306	$2,308	($47)	(2%)	($96)	(4%)

Memo: Total allowance for credit losses by product
Commercial	$1,312	$1,295	$1,351	$1,429	$1,425	$17	1%	($113)	(8%)
Retail	900	964	935	877	883	(64)	(7)	17	2
Total allowance for credit losses	$2,212	$2,259	$2,286	$2,306	$2,308	($47)	(2%)	($96)	(4%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF
						MARCH 31, 2025 CHANGE
	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2024	Mar 31, 2024	Dec 31, 2024		March 31, 2024
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$17,751	$17,900	$17,941	$18,086	$18,090	($149)	(1%)	($339)	(2%)
Tier 1 capital	19,864	20,013	20,053	20,198	20,104	(149)	(1)	(240)	(1)
Total capital	23,156	23,232	23,352	23,551	23,466	(76)	—	(310)	(1)
Risk-weighted assets	166,908	165,699	168,552	168,393	170,125	1,209	1	(3,217)	(2)
Adjusted average assets[1]	211,119	212,555	213,274	214,574	216,001	(1,436)	(1)	(4,882)	(2)
CET1 capital ratio	10.6%	10.8%	10.6%	10.7%	10.6%
Tier 1 capital ratio	11.9	12.1	11.9	12.0	11.8
Total capital ratio	13.9	14.0	13.9	14.0	13.8
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.3
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$22,753	$22,141	$22,820	$21,757	$21,747	$612	3%	$1,006	5%
Less: Goodwill	8,187	8,187	8,187	8,187	8,188	—	—	(1)	—
Less: Other intangible assets	137	146	137	139	148	(9)	(6)	(11)	(7)
Add: Deferred tax liabilities[2]	438	438	435	435	433	—	—	5	1
Total tangible common equity[3]	$14,867	$14,246	$14,931	$13,866	$13,844	$621	4%	$1,023	7%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,188	$22,009	$22,380	$21,427	$21,700	$179	1%	$488	2%
Less: Goodwill	8,187	8,187	8,187	8,188	8,188	—	—	(1)	—
Less: Other intangible assets	142	136	140	144	153	6	4	(11)	(7)
Add: Deferred tax liabilities[2]	438	436	435	432	433	2	—	5	1
Total tangible common equity[3]	$14,297	$14,122	$14,488	$13,527	$13,792	$175	1%	$505	4%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,187	$8,187	$8,187	$8,188	$—	—%	($1)	—%
Other intangible assets	137	146	137	139	148	(9)	(6)	(11)	(7)
Total intangible assets	$8,324	$8,333	$8,324	$8,326	$8,336	($9)	—%	($12)	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures, with those denoted as Underlying for any given reporting period excluding certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe those measures denoted as Underlying in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q25 Change
		1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
							$	%	$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$544	$574	$532	$553	$517	($30)	(5%)	$27	5%
Less: Notable items		—	10	(2)	4	3	(10)	(100)	(3)	(100)
Noninterest income, Underlying (non-GAAP)	B	$544	$564	$534	$549	$514	($20)	(4%)	$30	6%
Total revenue, Underlying:
Total revenue (GAAP)	C	$1,935	$1,986	$1,901	$1,963	$1,959	($51)	(3%)	($24)	(1%)
Less: Notable items		—	10	(2)	4	3	(10)	(100)	(3)	(100)
Total revenue, Underlying (non-GAAP)	D	$1,935	$1,976	$1,903	$1,959	$1,956	($41)	(2%)	($21)	(1%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,314	$1,316	$1,259	$1,301	$1,358	($2)	—%	($44)	(3%)
Less: Notable items		—	24	11	36	85	(24)	(100)	(85)	(100)
Noninterest expense, Underlying (non-GAAP)	F	$1,314	$1,292	$1,248	$1,265	$1,273	$22	2%	$41	3%
Pre-provision profit:
Total revenue (GAAP)	C	$1,935	$1,986	$1,901	$1,963	$1,959	($51)	(3%)	($24)	(1%)
Less: Noninterest expense (GAAP)	E	1,314	1,316	1,259	1,301	1,358	(2)	—	(44)	(3)
Pre-provision profit (non-GAAP)		$621	$670	$642	$662	$601	($49)	(7%)	$20	3%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,935	$1,976	$1,903	$1,959	$1,956	($41)	(2%)	($21)	(1%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,314	1,292	1,248	1,265	1,273	22	2	41	3
Pre-provision profit, Underlying (non-GAAP)		$621	$684	$655	$694	$683	($63)	(9%)	($62)	(9%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$468	$508	$470	$480	$430	($40)	(8%)	$38	9%
Less: Income (expense) before income tax expense (benefit) related to notable items		—	(14)	(13)	(32)	(82)	14	100	82	100
Income before income tax expense, Underlying (non-GAAP)	H	$468	$522	$483	$512	$512	($54)	(10%)	($44)	(9%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$95	$107	$88	$88	$96	($12)	(11%)	($1)	(1%)
Less: Income tax expense (benefit) related to notable items		—	(3)	(3)	(16)	(21)	3	100	21	100
Income tax expense, Underlying (non-GAAP)	J	$95	$110	$91	$104	$117	($15)	(14%)	($22)	(19%)
Net income, Underlying:
Net income (GAAP)	K	$373	$401	$382	$392	$334	($28)	(7%)	$39	12%
Add: Notable items, net of income tax benefit		—	11	10	16	61	(11)	(100)	(61)	(100)
Net income, Underlying (non-GAAP)	L	$373	$412	$392	$408	$395	($39)	(9%)	($22)	(6%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$340	$367	$344	$357	$304	($27)	(7%)	$36	12%
Add: Notable items, net of income tax benefit		—	11	10	16	61	(11)	(100)	(61)	(100)
Net income available to common stockholders, Underlying (non-GAAP)	N	$340	$378	$354	$373	$365	($38)	(10%)	($25)	(7%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q25 Change
		1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
							$/bps		%	$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,935	$1,986	$1,901	$1,963	$1,959	($51)		(2.65%)	($24)		(1.23%)
Less: Noninterest expense (GAAP)	E	1,314	1,316	1,259	1,301	1,358	(2)		(0.24)	(44)		(3.25)
Operating leverage									(2.41%)			2.02%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,935	$1,976	$1,903	$1,959	$1,956	($41)		(2.16%)	($21)		(1.10%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,314	1,292	1,248	1,265	1,273	22		1.66	41		3.25
Operating leverage, Underlying (non-GAAP)									(3.82%)			(4.35%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	67.91%	66.27%	66.23%	66.27%	69.33%	164	bps		(142)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	67.91	65.36	65.61	64.59	65.05	255	bps		286	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	28.14%	28.90%	27.95%	28.16%	26.41%	(76)	bps		173	bps
Noninterest income as a % of total revenue, Underlying (non-GAAP)	B/D	28.14	28.54	28.05	28.00	26.32	(40)	bps		182	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	20.26%	21.04%	18.56%	18.49%	22.28%	(78)	bps		(202)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	20.26	21.17	18.75	20.33	22.84	(91)	bps		(258)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,188	$22,009	$22,380	$21,427	$21,700	$179		1%	$488		2%
Return on average common equity	M/O	6.21%	6.64%	6.12%	6.70%	5.63%	(43)	bps		58	bps
Return on average common equity, Underlying (non-GAAP)	N/O	6.21	6.84	6.29	7.00	6.77	(63)	bps		(56)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,188	$22,009	$22,380	$21,427	$21,700	$179		1%	$488		2%
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,188	8,188	—		—	(1)		—
Less: Average other intangibles (GAAP)		142	136	140	144	153	6		4	(11)		(7)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	436	435	432	433	2		—	5		1
Average tangible common equity (non-GAAP)	P	$14,297	$14,122	$14,488	$13,527	$13,792	$175		1%	$505		4%
Return on average tangible common equity (non-GAAP)	M/P	9.64%	10.36%	9.45%	10.61%	8.86%	(72)	bps		78	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	9.64	10.66	9.71	11.09	10.65	(102)	bps		(101)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$216,309	$217,548	$218,578	$219,222	$220,770	($1,239)		(1%)	($4,461)		(2%)
Return on average total assets	K/Q	0.70%	0.73%	0.70%	0.72%	0.61%	(3)	bps		9	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.70	0.75	0.71	0.75	0.72	(5)	bps		(2)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q25 Change
		1Q25	4Q24	3Q24	2Q24	1Q24	4Q24		1Q24
							$/bps	%	$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$216,309	$217,548	$218,578	$219,222	$220,770	($1,239)	(1%)	($4,461)		(2%)
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,188	8,188	—	—	(1)		—
Less: Average other intangibles (GAAP)		142	136	140	144	153	6	4	(11)		(7)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	436	435	432	433	2	—	5		1
Average tangible assets (non-GAAP)	R	$208,418	$209,661	$210,686	$211,322	$212,862	($1,243)	(1%)	($4,444)		(2%)
Return on average total tangible assets (non-GAAP)	K/R	0.73%	0.76%	0.72%	0.75%	0.63%	(3) bps		10	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.73	0.78	0.74	0.78	0.75	(5) bps		(2)	bps
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	S	437,668,127	440,543,381	445,216,549	452,961,853	458,485,032	(2,875,254)	(1%)	(20,816,905)		(5%)
Common stockholders' equity (GAAP)	T	$22,753	$22,141	$22,820	$21,757	$21,747	$612	3	$1,006		5
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,188	—	—	(1)		—
Less: Other intangible assets (GAAP)		137	146	137	139	148	(9)	(6)	(11)		(7)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	438	435	435	433	—	—	5		1
Tangible common equity (non-GAAP)	U	$14,867	$14,246	$14,931	$13,866	$13,844	$621	4%	$1,023		7%
Book value per common share (GAAP)	T/S	$51.99	$50.26	$51.25	$48.03	$47.43	$1.73	3%	$4.56		10%
Tangible book value per common share (non-GAAP)	U/S	33.97	32.34	33.54	30.61	30.19	1.63	5	3.78		13
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	V	438,320,757	440,802,738	446,561,996	454,142,489	461,358,681	(2,481,981)	(1%)	(23,037,924)		(5%)
Average common shares outstanding - diluted (GAAP)	W	442,200,180	444,836,786	449,913,467	456,561,022	463,797,964	(2,636,606)	(1)	(21,597,784)		(5)
Net income per average common share - basic (GAAP)	M/V	$0.78	$0.83	$0.77	$0.79	$0.66	($0.05)	(6)	$0.12		18
Net income per average common share - diluted (GAAP)	M/W	0.77	0.83	0.77	0.78	0.65	(0.06)	(7)	0.12		18
Net income per average common share - basic, Underlying (non-GAAP)	N/V	0.78	0.86	0.79	0.82	0.79	(0.08)	(9)	(0.01)		(1)
Net income per average common share - diluted, Underlying (non-GAAP)	N/W	0.77	0.85	0.79	0.82	0.79	(0.08)	(9)	(0.02)		(3)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	X	$0.42	$0.42	$0.42	$0.42	$0.42	$—	—%	$—		—%
Dividend payout ratio	X/(M/V)	54%	51%	55%	53%	64%	325 bps		(979) bps
Dividend payout ratio, Underlying (non-GAAP)	X/(N/V)	54	49	53	51	53	500 bps		100 bps
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	Y	$220,148	$217,521	$219,706	$219,938	$220,448	$2,627	1%	($300)		—%
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,188	—	—	(1)		—
Less: Other intangible assets (GAAP)		137	146	137	139	148	(9)	(6)	(11)		(7)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	438	435	435	433	—	—	5		1
Tangible assets (non-GAAP)	Z	$212,262	$209,626	$211,817	$212,047	$212,545	$2,636	1%	($283)		—%
Common equity ratio (GAAP)	T/Y	10.3%	10.2%	10.4%	9.9%	9.9%	14 bps		44 bps
Tangible common equity ratio (non-GAAP)	U/Z	7.0	6.8	7.0	6.5	6.5	20 bps		50 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS
							1Q25 Change
		1Q25	4Q24	3Q24	2Q24	1Q24	4Q24			1Q24
							$/bps		%	$/bps		%
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	AA	$5,637	$5,620	$5,447	$5,674	$5,796	$17		—%	($159)		(3%)
Average interest-earning assets (GAAP)	BB	195,058	196,613	197,164	198,465	200,068	(1,555)		(1)	(5,010)		(3)
Net interest margin (GAAP)	AA/BB	2.89%	2.86%	2.76%	2.86%	2.90%	3	bps		(1)	bps
Net interest income (GAAP)		$1,391	$1,412	$1,369	$1,410	$1,442	($21)		(1%)	($51)		(4%)
FTE adjustment		4	4	4	5	4	—		—	—		—
Net interest income on an FTE basis (non-GAAP)		1,395	1,416	1,373	1,415	1,446	(21)		(1)	(51)		(4)
Net interest income on an FTE basis (annualized) (non-GAAP)	CC	5,653	5,637	5,465	5,692	5,814	16		—	(161)		(3)
Net interest margin on an FTE basis (non-GAAP)	CC/BB	2.90%	2.87%	2.77%	2.87%	2.91%	3	bps		(1)	bps
Card fees, Underlying:
Card fees (GAAP)		$83	$97	$93	$92	$86	($14)		(14%)	($3)		(3%)
Less: Notable items		—	11	6	4	3	(11)		(100)	(3)		(100)
Card fees, Underlying (non-GAAP)		$83	$86	$87	$88	$83	($3)		(3%)	$—		—%
Other income, Underlying:
Other income (GAAP)		$22	$28	$24	$10	$17	($6)		(21%)	$5		29%
Less: Notable items		—	(1)	(8)	—	—	1		100	—		—
Other income, Underlying (non-GAAP)		$22	$29	$32	$10	$17	($7)		(24%)	$5		29%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)		$696	$674	$647	$645	$691	$22		3%	$5		1%
Less: Notable items		—	17	4	8	17	(17)		(100)	(17)		(100)
Salaries and employee benefits, Underlying (non-GAAP)		$696	$657	$643	$637	$674	$39		6%	$22		3%
Equipment and software, Underlying:
Equipment and software (GAAP)		$194	$193	$194	$190	$192	$1		1%	$2		1%
Less: Notable items		—	3	2	4	8	(3)		(100)	(8)		(100)
Equipment and software, Underlying (non-GAAP)		$194	$190	$192	$186	$184	$4		2%	$10		5%
Outside services, Underlying:
Outside services (GAAP)		$155	$170	$146	$165	$158	($15)		(9%)	($3)		(2%)
Less: Notable items		—	4	2	10	12	(4)		(100)	(12)		(100)
Outside services, Underlying (non-GAAP)		$155	$166	$144	$155	$146	($11)		(7%)	$9		6%
Occupancy, Underlying:
Occupancy (GAAP)		$112	$112	$108	$113	$114	$—		—%	($2)		(2%)
Less: Notable items		—	5	1	6	7	(5)		(100)	(7)		(100)
Occupancy, Underlying (non-GAAP)		$112	$107	$107	$107	$107	$5		5%	$5		5%
Other operating expense, Underlying:
Other operating expense (GAAP)		$157	$167	$164	$188	$203	($10)		(6%)	($46)		(23%)
Less: Notable items		—	(5)	2	8	41	5		100	(41)		(100)
Other operating expense, Underlying (non-GAAP)		$157	$172	$162	$180	$162	($15)		(9%)	($5)		(3%)